                                                                   EXHIBIT 10.5




                               KELLWOOD COMPANY
                     EXECUTIVE DEFERRED COMPENSATION PLAN
                     ------------------------------------

                 (Adopted and Effective as of January 1, 1997)










                            McDermott, Will & Emery
                               Chicago, Illinois

                                   ADOPTION
                                   --------
                                      OF
                                      --
             KELLWOOD COMPANY EXECUTIVE DEFERRED COMPENSATION PLAN
             -----------------------------------------------------


WHEREAS, KELLWOOD COMPANY (the "Company") desires to provide deferred compensation benefits to certain employees of the Company and its subsidiaries by adopting an unfunded plan maintained primarily for the purpose of providing deferred compensation for a select group of management or highly-compensated employees, as described in Sections 201(2), 301(a)(3), and 401(a)(1) of the Employee Retirement Income Security Act of 1974 and in the form attached hereto;


NOW, THEREFORE, the Company, acting through its duly authorized representative, hereby adopts the attached plan, entitled the KELLWOOD COMPANY EXECUTIVE DEFERRED COMPENSATION PLAN, effective as of January 1, 1997.


                              KELLWOOD COMPANY



                              By /s/ Leon M. McWhite
                                 --------------------------------------


Dated: 12/3/96

                               TABLE OF CONTENTS
                               -----------------


                                                                   PAGE
                                                                   ----
      SECTION 1                                                       1
            Introduction                                              1
               The Plan, the Company                                  1
               Employers                                              1
               Purpose                                                1
               Plan Administration                                    1

      SECTION 2                                                       2
            Eligibility for Participation                             2
               Covered Employee                                       2
               Eligibility                                            2
               Period of Participation                                2

      SECTION 3                                                       2
            Benefits                                                  2
               Intent                                                 2
               Compensation Deferral Contributions                    2
               Separate Accounts; Interest                            3
               Compensation                                           3
               Time of Distribution                                   4
               Acceleration of Payments                               4
               Change in Control                                      4

      SECTION 4                                                       5
            Beneficiaries, Funding                                    5
               Plan Beneficiary                                       5
               Funding                                                5

      SECTION 5                                                       5
            General Provisions                                        5
               Employment Rights                                      5
               Interests Not Transferable                             5
               Controlling Law                                        5
               Gender and Number                                      6
               Action by the Company                                  6
               Successor to the Company or Any Other Employer         6
               Facility of Payment                                    6
               Tax Withholding                                        6
               Statement of Accounts                                  6

      SECTION 6                                                       7
            Amendment and Termination                                 7

                                    -i-

                                                                   PAGE
                                                                   ----
      SECTION 7                                                       7
            Claims and Review                                         7
               Claims Procedure                                       7
               Review Procedure                                       7

             KELLWOOD COMPANY EXECUTIVE DEFERRED COMPENSATION PLAN
             -----------------------------------------------------

                                   SECTION 1
                                   ---------

                                 Introduction
                                 ------------



1.1.  The Plan, the Company.  KELLWOOD COMPANY (the "Company") hereby
---------------------------
establishes the KELLWOOD COMPANY EXECUTIVE DEFERRED COMPENSATION PLAN (the "Plan"), effective as of January 1, 1997 (the "Effective Date").


1.2.  Employers.  The Company and each other organization that is an
---------------
employer under KELLWOOD COMPANY RETIREMENT SAVINGS PLAN ("401(k) Plan") shall be an "Employer" under this Plan unless specified to the contrary by the Company by writing filed with the Plan Administrator.


1.3.  Purpose.  The purpose of this Plan is to provide to eligible employees
-------------
the opportunity to defer the receipt of current earnings in accordance with the terms hereof.

This Plan is an unfunded plan maintained primarily for the purpose of providing deferred compensation for a select group of management or highly-compensated employees, as such plans are described in Sections 201(2), 301(a)(3), and 401(a)(1) of the Employee Retirement Income Security Act of 1974. "Contributions" to the Plan are reflected through credits to bookkeep-ing accounts that are adjusted periodically to reflect hypothetical investment earnings. Participants are entitled to receive from the general assets of the Employers cash payments equal to their account balances, as set forth in the Plan.


1.4.  Plan Administration.  The Plan is administered by the Kellwood Company
-------------------------
Retirement Savings Plan Committee, or by any successor committee that administers the 401(k) Plan (such Committee is referred to herein as the "Plan Administrator").

                                   SECTION 2
                                   ---------

                         Eligibility for Participation
                         -----------------------------


2.1.  Covered Employee.  For any calendar year, a "Covered Employee" means
----------------------
an employee of an Employer under the Plan whose annualized base salary as of the preceding December 1 (or in the case of a commissioned salesperson, his annualized calendar compensation for the preceding year based on compensation through such December 1) exceeds $100,000 (or such greater amount as the Plan Administrator may determine and announce for any calendar year to reflect cost of living increases).


2.2.  Eligibility.  Subject to the conditions and limitations of the Plan,
-----------------
an employee of an Employer shall become eligible to enroll in this Plan and shall become a "Participant" on the first day of the calendar year occurring on or after the Effective Date on which he is a Covered Employee.


2.3.  Period of Participation.  An employee of an Employer who becomes a
-----------------------------
Participant in this Plan will continue as a Participant in the Plan in accordance with its provisions until all benefits to which he is entitled under the Plan have been distributed to him, but may make compensation deferral contributions only for such period during which he is a Covered Employee.



                                   SECTION 3
                                   ---------

                                   Benefits
                                   --------


3.1.  Intent.  Commencing on the Effective Date, the provisions of this
------------
Section 3 are intended to allow a Participant to elect to make compensation deferral contributions.


3.2.  Compensation Deferral Contributions.
-----------------------------------------

      (a) For any calendar year, a Participant may elect to make a compensation deferral contribution from his Compensation in increments of $100 per month, but not in excess of $5,000 per month. A Participant's compensation deferral contributions under this subsection 3.2 shall be made pursuant to a compensa-tion deferral election by which the Participant elects to have his Compensation reduced by the amount provided in the election, and the Employer shall credit such amount to the Participant's account as provided in subsection 3.3.

      (b) An election shall be filed with the Participant's Employer prior to the calendar year to which such contributions relate.

      (c) A Participant's compensation deferral election under this subsec-tion 3.2 shall apply to Compensation otherwise payable during the calendar year to which the election specifically relates.

      (d) Notwithstanding the foregoing, a Participant's compensation deferral election automatically shall be revoked for any period he ceases, in the sole opinion of the Plan Administrator, to be a member of a select group of management or a highly-compensated employee.


3.3.  Separate Accounts; Interest.  The Plan Administrator shall maintain
---------------------------------
separate bookkeeping accounts in the name of each Participant to reflect the Participant's compensation deferral contributions. As of the last day of each calendar month, a Participant's accounts shall be adjusted as follows:

      (a) First, the balance in the Participant's accounts as of the last day of the prior month shall be increased, in such manner and at such time as the Plan Administrator shall determine on a uniform basis, by an amount equal to one-twelfth of the sum of the "prime rate" plus 1%. The prime rate for this purpose shall be the rate reported as such in the Wall Street Journal on the first business day of December of the calendar year immediately preceding the applicable month.

      (b) Next, deferrals which are made during the month shall be credited to accounts, and each January 31 payments made on or about such date shall be debited, all in accordance with rules established by the Plan Administrator.


3.4.  Compensation.  For purposes of determining a Participant's
------------------
compensation deferral contributions, his Compensation shall mean his base salary (plus in the case of a commissioned salesperson, his commissions) for the applicable year.

3.5.  Time of Distribution.  At the time a Participant first elects to make
--------------------------
a compensation deferral contribution, he shall also elect to receive his account either in a lump sum or in annual installments over a period not to exceed ten years. A lump sum payment shall be made, and installment payments shall commence, on or about the last business day of January following the calendar year in which the Participant terminates employment with all Employers. Each following installment shall be made on or about the last business day of January of any succeeding year. A Participant may change his election made under this subsection at any time, but no change in election shall be recognized if it is filed with the Plan Administrator later than the last day of the calendar year prior to the year in which the Participant terminates employment with all Employers.


3.6  Acceleration of Payments.  Notwithstanding any other provision of this
-----------------------------
Plan to the contrary, the Company, in its sole discretion, is empowered to accelerate the payment of Accounts to a Participant at any time or from time to time, and without a pre-payment penalty, for any reason the Company may determine to be appropriate. Neither the Company nor any Employer shall have any obligation to make any such acceleration for any reason whatsoever.


3.7.  Change in Control.  Notwithstanding the provisions of subsection 3.5,
-----------------------
a Participant's entire account balance shall be paid in a lump sum within 30 days after a Change in Control. A Change in Control shall occur if: (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "Exchange Act") is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) directly or indirectly of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities or (ii) during any period of two consecutive years individuals who at the beginning of the two-year period were members of the Board of Directors of the Company cease for any reason to constitute at least a majority of such Board.



                                   SECTION 4
                                   ---------

                            Beneficiaries, Funding
                            ----------------------


4.1.  Plan Beneficiary.  A "Plan Beneficiary" means the person designated by
----------------------
a Participant in writing and filed with the Plan

Administrator prior to the Participant's death. If a Participant has not so designated a person, or if such person predeceases the Participant, the Participant's Plan beneficiary shall be the person who is designated as the Participant's beneficiary under the 401(k) Plan, or if no person is so designated under the 401(k) Plan, the Participant's spouse, if any, or if the Participant has no spouse at the time of his death, the Plan Beneficiary shall be determined pursuant to the beneficiary rules contained in the 401(k) Plan.


4.2.  Funding.  The Plan is an unfunded plan.  Benefits payable under this
-------------
Plan to a Participant or his Plan Beneficiary shall be paid directly by the Employers from their general assets.



                                   SECTION 5
                                   ---------

                              General Provisions
                              ------------------


5.1.  Employment Rights.  Establishment of the Plan shall not be construed
-----------------------
to give any Participant the right to be retained in the employ of the Company or any other Employer or to any benefits not specifically provided by this Plan.


5.2.  Interests Not Transferable.  Except as to withholding of any tax under
--------------------------------
the laws of the United States or any state or municipality or pursuant to a valid "domestic relations order," the interests of Participants and their Plan Beneficiaries in the Plan are not subject to the claims of their creditors and may not be voluntarily or involuntarily transferred, assigned, alienated or encumbered. For purposes of this subsection, a valid domestic relations order shall mean a state court divorce order or property settlement agreement that is part of a divorce order that directs payment of all or a portion of a Par-ticipant's accounts in a lump sum, without interest, to the Participant's spouse, former spouse or children. Except in the case of overpayments under this Plan, any payment to which a Participant or his Beneficiary is entitled under this Plan shall not be reduced or offset to reflect any amounts the Participant or Beneficiary owes an Employer or on account of any other reason, including without limitation the Participant's or Beneficiary's competition with an Employer, embezzlement of Employer funds, theft of Employer trade secrets or violation of confidentiality agreements, unless the Participant or Beneficiary shall consent in writing to such reduction or offset.

5.3.  Controlling Law.  The laws of Missouri shall be controlling in all
---------------------
matters relating to the Plan.


5.4.  Gender and Number.  Where the context admits, words in the masculine
-----------------------
gender shall include the feminine and neuter genders, the plural shall include the singular, and the singular shall include the plural.


5.5.  Action by the Company.  Any action required of or permitted by the
---------------------------
Company under the Plan shall be by resolution of the Plan Administrator.


5.6.  Successor to the Company or Any Other Employer.  The term "Company" as
----------------------------------------------------
used in the Plan shall include any successor to the Company by reason of merger, consolidation, the purchase or transfer of all or substantially all of the Company's assets, or otherwise. The term "Employer" as used in the Plan with respect to the Company or any subsidiary shall include any successor to that corporation by reason of merger, consolidation, the purchase or transfer of all or substantially all of the assets of that corporation, or otherwise. After a Change in Control, as defined in subsection 3.7, the benefits of Par-ticipants and beneficiaries shall be guaranteed by any entity that, directly or indirectly, owns 50% or more of the outstanding shares of common stock or the combined voting power of the Company.


5.7.  Facility of Payment.  Any amounts payable hereunder to any person
-------------------------
under a legal disability or who, in the judgment of the Plan Administrator, is unable to properly manage his affairs may be paid to the legal representative of such person or may be applied for the benefit of such person in any manner which the Plan Administrator may select. Any payment made in accordance with the next preceding sentence shall be a full and complete discharge of any liability for such payment under the Plan.


5.8.  Tax Withholding.  The Employers may withhold for tax purposes
---------------------
(including income tax and FICA) from amounts otherwise payable under this Plan or from amounts otherwise payable from the Employers to Participants.


5.9.  Statement of Accounts.  The Plan Administrator shall furnish each
---------------------------
Participant with a statement of his accounts under this Plan quarterly or as otherwise determined by the Plan Administrator.

                                   SECTION 6
                                   ---------

                           Amendment and Termination
                           -------------------------


Although the Employers expect to continue the Plan, the Company must necessarily reserve and reserves the right to amend the Plan from time to time or to terminate the Plan at any time. However, no amendment of the Plan, nor the termination of the Plan, may cause the reduction or cessation of any benefits that were accrued and payable up to the date of such amendment or termination. With respect to the preceding sentence, an accrued benefit shall equal amounts allocated to a Participant's accounts prior to the date of the amendment or termination of the Plan. The Company specifically reserves the right to amend the amount by which accounts are increased pursuant to subpara-graph 3.3(b), provided that no such amendment shall reduce a Participant's account determined under subsection 3.3 as of the date of amendment.



                                   SECTION 7
                                   ---------

                               Claims and Review
                               -----------------


7.1.  Claims Procedure.  If a claim for benefits under the Plan is denied in
----------------------
whole or in part, the employee will receive written notification. The notification will include specific reasons for the denial, specific reference to pertinent Plan provisions, a description of any additional material or information necessary to process the claim and why such material or information is necessary, and an explanation of the claims review procedure. If the Plan Administrator fails to respond within 90 days, the claim is treated as denied.


7.2.  Review Procedure.  Within 60 days after the claim is denied or, if the
----------------------
claim is deemed denied, within 150 days after the claim is filed, an employee (or his duly authorized representative) may file a written request with the Plan Administrator for a review of his denied claim. The employee may review pertinent documents that were used in processing his claim, submit pertinent documents, and address issues and comments in writing to the Plan Administrator. The Plan Administrator will notify the employee of its final decision in writing. In its response, the Plan Administrator will explain the reason for the decision, with specific references to pertinent Plan provisions on which the decision was based. If the Plan Administrator fails to respond to the request for review within 60 days, the review is treated as denied.

                            AMENDMENT
                            ---------
                               OF
                               --
                        KELLWOOD COMPANY
                        ----------------
              EXECUTIVE DEFERRED COMPENSATION PLAN
              ------------------------------------

     WHEREAS, Kellwood Company (the "Company") maintains the
Kellwood Company Executive Deferred Compensation Plan (the
"Plan"); and

     WHEREAS, amendment of the Plan is now considered desirable;

     NOW, THEREFORE, the Company, acting in accordance with
Section 6 of the Plan, hereby amends the Plan effective
January 1, 1997 as follows:

     1.   By substituting the following for subsection 3.2 of the
Plan:

"3.2.  Compensation Deferral Contributions:
------------------------------------------

     (a) For any calendar year, a Participant may elect to make a compensation deferral contribution from his Compensation in increments of $100 per month, but not in excess of $5,000 per month. A Participant's compensation deferral contributions under this subparagraph 3.2(a) shall be made pursuant to a compensation deferral election by which the Participant elects to have his Compensation reduced by the amount provided in the election, and the Employer shall credit such amount to the Participant's account as provided in subsection 3.3. A Participant's compensation deferral election under this subparagraph 3.2(a) shall be filed with the Participant's Employer prior to the calendar year to which such contributions relate and shall apply to Compensation otherwise payable during the calendar year to which the election specifically relates.

     (b) For any year, a Participant may elect to make a compensation deferral contribution from his Bonus in increments of whole percentages of his Bonus but not in excess of the lesser of an amount designated by the Participant or $60,000. A Participant's compensation deferral contribution under this subparagraph 3.2(b) shall be made pursuant to a compensation deferral election by which the Participant elects to have his Bonus reduced by the amount provided in the election, and the Employer shall credit such amount to the Participant's account as provided in subsection
          3.3.  A Participant's compensation deferral
          election under this subparagraph (b) shall be filed with the Participant's Employer prior to the calendar year in which begins the period over which the Participant earns the Bonus to which the election specifically relates. Notwithstanding the above, however, for the Bonus earned during the period beginning May 1, 1997 and ending
          April 30, 1998 the election shall be filed no later than April 30, 1997; and with respect to a Participant who is hired by an Employer during a period beginning January 1 ending April 30, the election to make a compensation deferral election for the Bonus earned beginning in his year of hire may be filed by April 30 of the year in which he is hired.

     (c) Notwithstanding the foregoing, a Participant's compensation deferral election automatically shall be revoked for any period he ceases, in the sole opinion of the Plan Administrator, to be a member of a select group of management or a highly-compensated employee."

     2.   By substituting the following for subsection 3.4 of the
Plan:

"3.4.  Compensation and Bonuses: For purposes of determining a
-------------------------------
Participant's compensation deferral contributions, his Compensation shall mean his base salary (plus in the case of a commissioned salesperson, his commissions) for the applicable year and his Bonus shall mean amounts earned during the applicable twelve-month period under the Kellwood Company

Executive Bonus Plan or any other similar plan or plans designated by the Plan Administrator as being included under this subsection 3.4."

     IN WITNESS WHEREOF, the Company acting through its duly authorized representative hereby adopts the foregoing amendment this 18th day of March, 1997.

                            KELLWOOD COMPANY


                             By /s/ Leon M. McWhite
                               ----------------------------------
                               Its Vice President Human Resources
                                   ------------------------------